                                                           AIRPLANES GROUP                                            Exhibit A
                               Report to Certificateholders - All numbers in US$ unless otherwise stated

        Payment Date: 15 May, 1998.
        Calculation Date: 11 May, 1998.
(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
        ----------------------------------------------------
        -----------------------------------------------------------------------------------------------------------------------
                                              Prior Balance      Deposits          Withdrawals      Balance on Calculation Date
        -----------------------------------------------------------------------------------------------------------------------
                                                7-Apr-98                                                      11-May-98
        Lessee Funded Account                          0.00             0.00              (0.00)                     0.00
        Expense Account (note ii)              7,601,590.26    10,668,487.26     (15,364,397.93)             2,905,679.59
        Collection Account (note iii)        214,709,233.31   142,028,589.57     (43,286,768.31)           313,451,054.57
        -----------------------------------------------------------------------------------------------------------------------
         -  Miscellaneous Reserve             40,000,000.00                                                 40,000,000.00
         -  Maintenance Reserve               80,000,000.00                                                 80,000,000.00
         -  Security Deposit                  54,205,518.00                                                 51,422,465.00
         -  Other Collections                 40,503,715.31                                                142,028,589.57
        -----------------------------------------------------------------------------------------------------------------------
        Total                                222,310,823.57   152,697,076.83     (58,651,166.24)           316,356,734.16
        -----------------------------------------------------------------------------------------------------------------------
(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
        ------------------------------------
        ---------------------------------------------------
        Balance on preceding Calculation
        Date (Apr 07,1998)                     7,601,590.26

        Transfer from Collection Account      10,646,154.18

        Interest Earned during period             22,333.08

        Payments during period between
        prior Calculation Date and the
        relevant Calculation Date:

         - Payments on previous Payment Date  (3,900,883.40)

         - Other payments                    (11,463,514.53)
                                             ---------------
        Balance on relevant Calculation Date
        (May 11, 1998)                          2,905,679.59
        ----------------------------------------------------
(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------
        ----------------------------------------------------
        Balance on preceding Calculation
        Date (Apr 07, 1998)                   214,709,233.31
        Collections during period             141,985,452.56
        Swap receipts (previous Payment Date)      43,137.01
        Transfer to Expense Account          (10,646,154.18)
        Net transfer to Lessee Funded
        Accounts
        Aggregate Certificate Payments
        (previous Payment Date)              (31,786,768.31)
        Swap payments (previous Payment Date)   (853,845.82)
                                             ---------------
        Balance on relevant Calculation Date
        (May 11, 1998)                        313,451,054.57
        ----------------------------------------------------

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
        ------------------------------------------------

                                   ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                                   --------------------------------------------------------------------------
                                   Priority of Payments
                             (i)   Required Expense Amount                                      17,478,631.72
                            (ii)   a) Class A Interest                                          11,940,620.76
                                   b) Swap Payments                                                408,047.87
                           (iii)   First Collection Account Top-up                             120,000,000.00
                            (iv)   Minimum Hedge Payment                                             9,500.00
                             (v)   Class A Minimum Principal                                             0.00
                            (vi)   Class B Interest                                              1,793,335.81
                           (vii)   Class B Minimum Principal                                     9,152,794.80
                          (viii)   Class C Interest                                              2,546,875.00
                            (ix)   Class D Interest                                              3,625,000.00
                             (x)   Second Collection Account Top-up                             54,422,465.00
                            (xi)   Class A Principal Adjustment Amount                          60,595,329.97
                           (xii)   Class C Scheduled Principal                                     900,000.00
                          (xiii)   Class D Scheduled Principal                                           0.00
                           (xiv)   Modification Payments                                                 0.00
                            (xv)   Soft Bullet Note Step-up Interest                                     0.00
                           (xvi)   Class E Minimum Interest                                        492,684.17
                          (xvii)   Supplemental Hedge Payment                                        9,500.00
                         (xviii)   Class B Supplemental Principal                                        0.00
                           (xix)   Class A Supplemental Principal                               32,981,949.06
                            (xx)   Class D Outstanding Principal                                         0.00
                           (xxi)   Class C Outstanding Principal                                         0.00
                          (xxii)   Class E Supplemental Interest                                         0.00
                         (xxiii)   Class B Outstanding Principal                                         0.00
                          (xxiv)   Class A Outstanding Principal                                         0.00
                           (xxv)   Class E Accrued Unpaid Interest                                       0.00
                          (xxvi)   Class E Outstanding Principal                                         0.00
                         (xxvii)   Charitable Trust                                                      0.00
                                                                                             ----------------
        Total Payments with respect to Payment Date                                            316,356,734.16
            Less Collection Account Top-Ups ((iii) and (x)above)                             (174,422,465.00)
                                                                                             ----------------
                                                                                               141,934,269.16
                                                                                             ================

       NOTE:

       Collections includes proceeds from the sale of six
       DC8-71F aircraft to Emery.

(iv)   PAYMENT ON THE CERTIFICATES
       ---------------------------
       ------------------------------------------------------------------------------------------------------------------------
       (a) FLOATING RATE CERTIFICATES                                    A-4              A-5              A-6              A-7
           --------------------------
           Applicable LIBOR                                         5.65625%         5.65625%         5.65625%         5.65625%
           Applicable Margin                                        0.62000%         0.35000%         0.34000%         0.26000%
           Applicable Interest Rate                                 6.27625%         6.00625%         5.99625%         5.91625%
           Interest Amount Payable                              1,046,041.67       417,391.59     4,247,343.75     2,711,614.58
           Step Up Interest Amount                                      0.00             0.00             0.00             0.00

           Opening Principal Balance                          200,000,000.00    83,391,451.17   850,000,000.00   550,000,000.00
           Minimum Principal Payment Amount                             0.00             0.00             0.00             0.00
           Adjusted Principal Payment Amount                            0.00    60,595,329.97             0.00             0.00
           Supplemental Principal Payment Amount                        0.00    22,796,121.20    10,185,827.86             0.00
           Total Principal Distribution Amount                          0.00    83,391,451.17    10,185,827.86             0.00
           Redemption Amount
            - amount allocable to principal                             0.00             0.00             0.00             0.00
            - premium allocable to premium                              0.00             0.00             0.00             0.00
                                                              -----------------------------------------------------------------
           Outstanding Principal Balance (May 15,1998)        200,000,000.00             0.00   839,814,172.14   550,000,000.00
        -----------------------------------------------------------------------------------------------------------------------
        -------------------------------------------------------------------------------------
                                                                         A-8          Class B
           Applicable LIBOR                                         5.65625%         5.65625%
           Applicable Margin                                        0.37500%         0.75000%
           Applicable Interest Rate                                 6.03125%         6.40625%
           Interest Amount Payable                              3,518,229.17     1,793,335.81
           Step Up Interest Amount                                      0.00             0.00

           Opening Principal Balance                          700,000,000.00   335,922,415.20
           Minimum Principal Payment Amount                             0.00     9,152,794.80
           Adjusted Principal Payment Amount                            0.00             0.00
           Supplemental Principal Payment Amount                        0.00             0.00
           Total Principal Distribution Amount                          0.00     9,152,794.80
           Redemption Amount
            - amount allocable to principal                             0.00             0.00
            - premium allocable to premium                              0.00             0.00
                                                              -------------------------------
           Outstanding Principal Balance (May 15,1998)        700,000,000.00   326,769,620.40
       --------------------------------------------------------------------------------------
       --------------------------------------------------------------------------------------
       (b) FIXED RATE CERTIFICATES                                   Class C          Class D
           -----------------------
           Applicable Interest Rate                                  8.1500%         10.8750%
           Interest Amount Payable                              2,546,875.00     3,625,000.00

           Opening Principal Balance                          375,000,000.00   400,000,000.00
           Scheduled Principal Payment Amount                     900,000.00             0.00
           Redemption Amount
            - amount allocable to principal                             0.00             0.00
            - amount allocable to premium                               0.00             0.00
           Actual Pool Factor                                      0.9976000        1.0000000
                                                              -------------------------------
           Outstanding Principal Balance (May 15, 1998)       374,100,000.00   400,000,000.00
       --------------------------------------------------------------------------------------
       Table of rescheduled Pool Factors                                 n/a              n/a
         in the event of a partial redemption

(v)    FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
       ------------------------------------------------------------------------------------------
       ------------------------------------------------------------------------------------------------------------------------
                                                                         A-4              A-5              A-6              A-7
       Applicable LIBOR                                             5.65625%         5.65625%         5.65625%         5.65625%
       Applicable Margin                                            0.62000%         0.35000%         0.34000%         0.26000%
       Applicable Interest Rate                                     6.27625%         6.00625%         5.99625%         5.91625%
       --------------------------------------------------------------------------------------
                                                                         A-8          Class B
       Applicable LIBOR                                             5.65625%         5.65625%
       Applicable Margin                                            0.37500%         0.75000%
       Applicable Interest Rate                                     6.03125%         6.40625%
       --------------------------------------------------------------------------------------

(vi)   CURRENT PERIOD PAYMENTS (Per $100,000 Initial Outstanding Principal Balance of Certificates)
       --------------------------------------------------------------------------------------------

(a)    FLOATING RATE CERTIFICATES
       --------------------------
       ------------------------------------------------------------------------------------------------------------------------
                                                                         A-4               A-5               A-6            A-7

       Opening Principal Amount                                     2,000.00            833.91        8,500.00         5,500.00
       Total Principal Payments                                         0.00            833.91          101.86             0.00
       Closing Outstanding Principal Balance                        2,000.00              0.00        8,398.14         5,500.00

       Total Interest                                                  10.46              4.17           42.47            27.12
       Total Premium                                                    0.00              0.00            0.00             0.00
       ------------------------------------------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------
                                                                         A-8           Class B
       Opening Principal Amount                                     7,000.00          3,359.22
       Total Principal Payments                                         0.00             91.53
       Closing Outstanding Principal Balance                        7,000.00          3,267.70

       Total Interest                                                  35.18             17.93
       Total Premium                                                    0.00              0.00
       ---------------------------------------------------------------------------------------

(b)    FIXED RATE CERTIFICATES
       -----------------------
       -----------------------------------------------------------------------
                                                     Class C           Class D
       Opening Principal Amount                     3,750.00          4,000.00
       Total Principal Payments                         9.00              0.00
                                                    --------          --------
       Outstanding Principal Balance                3,741.00          4,000.00

       Total Interest                                  25.47             36.25
       Total Premium                                    0.00              0.00
       -----------------------------------------------------------------------
